UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2025

Loop Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41508	47-3975872
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2600 West Olive Avenue, Suite 54470 Burbank, CA	91505
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 436-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On or around March 28, 2024, Loop Media, Inc., a Nevada corporation (the “Company”), issued a secured non-revolving line of credit promissory note in the original principal amount of $1,000,000 (the “Note”) to Excel Family Partners, LLLP, a Florida limited liability limited partnership (“Excel”), as further reported in the Company’s Current Report on Form 8-K filed on April 2, 2024. Bruce A. Cassidy, the Company’s Executive Chairman of the Board and a significant stockholder of the Company, is Manager of Excel’s general partner. On February 20, 2025, in order to reduce the Company’s debt, the Company and Excel entered into an exchange agreement (the “Agreement”), pursuant to which the entire balance owed under the Note (totaling $1,103,000) was exchanged into 26,261,905 restricted shares of the Company’s common stock, par value $0.0001 per share (the “Shares”), which was equal to an exchange rate of $0.042 per share.

The information relating to Excel and Mr. Cassidy set forth under “Item 13. Certain Relationships and Related Transactions, and Director Independence” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024, as filed with the Securities and Exchange Commission (the “SEC”) by the Company on December 12, 2024, as the same may be updated from time to time in the Company’s reports filed with the SEC, including but not limited to, the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2024, as filed with the SEC by the Company on February 4, 2025, is incorporated herein by reference.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), for the private placement of the Shares pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, each recipient is an accredited investor, each recipient acquired the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the Shares. Following the issuance of the Shares, there were 109,215,474 shares of the Company’s common stock outstanding as of February 20, 2025.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Exchange Agreement by and between the Company and Excel dated February 20, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 26, 2025	LOOP MEDIA, INC.

	By:	/s/ Justis Kao
Justis Kao, Chief Executive Officer